EXHIBIT 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of March 27, 2006, is to that certain Credit Agreement dated as of January 7, 2005 (as amended, restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), by and among UNIVERSAL CORPORATION, a Virginia corporation (the “Borrower”), each Subsidiary of the Borrower identified as a “Guarantor” on the signature pages thereto and such other Subsidiaries of the Borrower as may from time to time become a party thereto (collectively, the “Guarantors”), the lenders named therein and such other lenders as may from time to time become a party thereto (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Lenders have established a credit facility for the benefit of the Borrower pursuant to the terms of the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement by making certain modifications thereto; and

WHEREAS, the Lenders have agreed to the requested amendments to the Credit Agreement on the terms and conditions hereinafter set forth;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph D below, from and after the First Amendment Effective Date (as hereinafter defined), the Credit Agreement (together with the Schedules attached thereto) is hereby amended in the following respects:

1.	Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:

“Applicable Percentage” means for any day, the rate per annum set forth below opposite the applicable rating for the Borrower’s senior unsecured (non-credit enhanced) long-term debt then in effect, it being understood that the Applicable Percentage for (i) Base Rate Loans shall be the percentage set forth under the column “Base Rate Margin”, (ii) LIBOR Loans shall be the percentage set forth under the column “LIBOR Margin” and (iii) the “Facility Fee” shall be the percentage set forth under the column “Facility Fee”:

Pricing Level	Rating (S&P/ Moody’s)	Base Rate Margin	LIBOR Margin	Facility Fee
I	BBB+/Baa1 and higher	0.000%	0.750%	0.200%
II	BBB/Baa2	0.000%	0.950%	0.250%
III	BBB-/Baa3	0.200%	1.200%	0.350%
IV	BB+/Ba1	0.550%	1.550%	0.450%
V	BB/Ba2	0.950%	1.950%	0.550%
VI	BB-/Ba3 and lower	1.350%	2.350%	0.650%

The numerical classification set forth under the column “Pricing Level” (each a “Pricing Level”) shall be established based on the better of ratings by S&P and Moody’s for the Borrower’s senior unsecured (non-credit enhanced) long-term debt; provided that (i) in the event such ratings are not more than one (1) Pricing Level apart, the Applicable Percentage shall be set at the Pricing Level corresponding to the higher of the ratings and (ii) in the event such ratings are more than one (1) Pricing Level apart, the Applicable Percentage shall be set at the Pricing Level corresponding to the rating that is one rating immediately above the lower of the ratings by S&P and Moody’s. The Applicable Percentage shall be determined and adjusted quarterly on the date five (5) Business Days after the end of each calendar quarter (each a “Rate Determination Date”) based on the debt rating in effect on the last day of the preceding calendar quarter and shall be effective until the next Rate Determination Date. Adjustments in the Applicable Percentage shall be effective as to all Loans from the date of adjustment. The Administrative Agent shall promptly notify the Lenders of changes in the Applicable Percentage.

“Consolidated EBITDA” means, for any fiscal period of the Borrower, the sum of (i) Consolidated Net Income for such period, plus (ii) the aggregate amount of the depreciation expense and amortization expense for such period to the extent deducted in determining Consolidated Net Income, plus (iii) the income tax expense for such period deducted in determining Consolidated Net Income, plus (iv) the interest expense for such period (including, without limitation, the interest component of payments under Capital Leases) deducted in determining Consolidated Net Income, minus (v) any extraordinary items of gain included in Consolidated Net Income for such period, plus (vi) an add-back of up to $62,000,000 (up to $5,000,000 of which may be cash charges) for potential impairment or restructuring charges related to the Borrower’s tobacco operations, (vii) an add-back for non-cash charges related to the Borrower’s stock compensation plan in an aggregate amount not to exceed $15,000,000 in any fiscal year, (viii) an add-back of up to $36,000,000 for the accrual or expensing of any European Union fine in connection with Italian market practices and (ix) an add-back of up to $40,000,000 (up to $10,000,000 of which may be cash charges) for restructuring charges related to the closure of the facility in Danville, Virginia and the related integration into the Nash County, North Carolina facility, in each case determined for the Consolidated Group on a consolidated basis in accordance with GAAP. Notwithstanding the foregoing, Consolidated EBITDA shall include those amounts of income tax expense, interest expense and depreciation and amortization expense netted into one line item on the income statement of the Borrower as a result of reporting “discontinued operations” on such income statement. Furthermore, notwithstanding the above and without duplication, the add-backs referred to in clauses (vi), (vii) and (ix) above may not exceed $75 million in fiscal year 2006, $80 million in fiscal year 2007, $50 million in fiscal year 2008 and $25 million in each of fiscal years 2009 and 2010.

“Consolidated Tangible Net Worth” means, for the Consolidated Group at any time, Consolidated Total Tangible Assets minus Consolidated Total Liabilities plus the Consolidated Accumulated Other Comprehensive Income that results in a reduction to shareholders’ equity, if any, and minus the Consolidated Accumulated Other Comprehensive Income that results in an increase to shareholders’ equity, if any, as determined on a consolidated basis in accordance with GAAP applied on a consistent basis. Notwithstanding the foregoing, the Convertible Preferred Securities shall be excluded from the calculation of “Consolidated Tangible Net Worth”.

2.	Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions to Section 1.1 in the appropriate alphabetical order:

“Consolidated Average Committed Inventory” means the quotient obtained by dividing (i) the sum of the Committed Inventory of the Consolidated Group as of the end of each of the preceding four fiscal quarters by (ii) four (4).

“Consolidated Average Customer Advances and Deposits” means the quotient obtained by dividing (i) the sum of the Customer Advances and Deposits of the Consolidated Group as of the end of each of the preceding four fiscal quarters by (ii) four (4).

“Convertible Preferred Securities” means up to 220,000 shares of 6.75% Convertible Perpetual Preferred Stock (liquidation preference $1000 per share) in the aggregate principal amount of up to $220,000,000, of which 200,000 shares were issued by the Borrower on March 21, 2006.

3.	The definition of “Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence immediately to the end thereof:

Notwithstanding the foregoing, “Indebtedness” shall exclude the Convertible Preferred Securities.

4.	Section 6.7 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

6.7 Financial Covenants.

(a) Consolidated Tangible Net Worth. Maintain Consolidated Tangible Net Worth, as of the end of each fiscal quarter, of not less than $600,000,000.

(b) Consolidated Average Total Indebtedness. As of the end of each fiscal quarter, the ratio of (i) Consolidated Average Total Indebtedness plus, without duplication, the outstanding attributed principal amount under any securitization financing program as of such date of determination minus Consolidated Average Cash on Hand minus Consolidated Average Committed Inventory plus Consolidated Average Customer Advances and Deposits to (ii) Consolidated EBITDA shall not be greater than the following:

Period	Ratio

Effective Date through March 31, 2006	4.00 to 1.00

April 1, 2006 through and including December 31, 2006	4.25 to 1.00

January 1, 2007 through and including March 31, 2007	3.75 to 1.00

April 1, 2007 through and including December 31, 2007	3.25 to 1.00

January 1, 2008 and thereafter	3.00 to 1.00

B. Effect of Amendment. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including the Schedules and Exhibits) and the other Credit Documents remain in full force and effect.

C. Representations and Warranties of the Credit Parties. Each of the Credit Parties hereby represents and warrants that:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws (whether enforcement is sought by proceedings in equity or at law) and (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to, or affecting the enforcement of, creditors’ rights.

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment (except for those which have been obtained on or prior to the First Amendment Effective Date).

(d) The execution and delivery of this Amendment does not diminish or reduce its obligations under the Credit Documents (including, without limitation, in the case of each Guarantor, such Guarantor’s guaranty pursuant to Section 11 of the Credit Agreement) in any manner, except as specifically set forth herein.

(e) Such Credit Party has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders’ execution and delivery of this Amendment.

(f) Except as disclosed in Schedule C, no action, suit, investigation or proceeding is pending or, to the knowledge of any Credit Party, threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Credit Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding is reasonably likely to have a Material Adverse Effect.

(g) The representations and warranties contained in Section 5 of the Credit Agreement, as amended hereby, are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein

(except to the extent relating specifically to a prior date and, in such case, shall be true and correct as of such date and except as otherwise provided in Part C(f) above).

(h) No Default or Event of Default exists on and as of the date hereof and after giving effect to the amendments contained herein.

D. Conditions Precedent. This Amendment shall become effective as of the date first above written (the “First Amendment Effective Date”) when, and only when, each of the following conditions shall have been satisfied (it being understood that the satisfaction of one or more of the following conditions may occur concurrently with the effectiveness of this Amendment):

(a) Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which shall have been duly executed on behalf of the Borrower, each of the Guarantors and the Required Lenders under the Credit Agreement.

(b) Amendment Fee. The Administrative Agent shall have received, for the account of each Lender who executes and approves this Amendment on or before 12:00 noon (EST) on March 27, 2006, an amendment fee equal to 7.5 basis points of the Commitment of each such approving Lender, which fee shall be due and payable to each approving Lender when all of the conditions set forth in this Part D shall have been satisfied

(c) Other Fees and Expenses. The payment by the Borrower to the Administrative Agent (or its Affiliates) of all fees and expenses relating to this Amendment and the Credit Agreement which are due and payable on the First Amendment Effective Date, including, without limitation, payment by the Borrower on the date hereof, of all out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

(d) Convertible Preferred Securities. The Administrative Agent shall have received evidence of the consummation of the sale of the Convertible Preferred Securities and the Borrower’s receipt of not less than $193,500,000 in proceeds thereof.

E. Acknowledgement of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Credit Documents.

F. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

G. Governing Law. This Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:
UNIVERSAL CORPORATION,
a Virginia corporation

	By:	/s/ Hartwell H. Roper
	Name:	Hartwell H. Roper
	Title:	Vice President & Chief Financial Officer

	By:	/s/ Karen M.L. Whelan
	Name:	Karen M.L. Whelan
	Title:	Vice President & Treasurer
GUARANTORS:

[NONE]

[Signature Pages Continue]

UNIVERSAL CORPORATION

ADMINISTRATIVE AGENT AND LENDERS:
WACHOVIA BANK, NATIONAL ASSOCIATION as Administrative Agent and as a Lender

	By:	/s/ Jorge Gonzalez
	Name:	Jorge Gonzalez
	Title:	Managing Director

UNIVERSAL CORPORATION

ABN AMRO BANK N.V.

By:	/s/ Christopher Lo
Name:	Christopher Lo
Title:	Associate

By:	/s/ Tracie Elliot
Name:	Tracie Elliot
Title:	Director

UNIVERSAL CORPORATION

DEUTSCHE BANK LUXEMBOURG S.A.

By:	/s/ Karlina Belhoste	/s/ Johannes Philippi
Name:	Karlina Belhoste	Johannes Philippi
Title:

UNIVERSAL CORPORATION

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

By:	/s/ Pamela Oh
Name:	Pamela Oh
Title:	Associate Director Banking Products Services, US

UNIVERSAL CORPORATION

COÖPERATIEVE CENTRALE RAIFFEISEN – BOORENLEENBANK B.A. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH

By:	/s/ Theodore W. Cox
Name:	Theodore W. Cox
Title:	Executive Director

By:	/s/ Rebecca Morrow
Name:	Rebecca Morrow
Title:	Executive Director

UNIVERSAL CORPORATION

AGFIRST FARM CREDIT BANK

By:	/s/ John W. Burnside, Jr.
Name:	John W. Burnside, Jr.
Title:	Vice President

UNIVERSAL CORPORATION

U.S. AGBANK, FCB

By:	/s/ Patrick Zeka
Name:	Patrick Zeka
Title:	Vice President

UNIVERSAL CORPORATION

ING BANK N.V., LONDON BRANCH

By:	/s/ A. J. Houlding	/s/ P. Mitzhell
Name:	A. J. Houlding	P. Mitzhell
Title:	M.D., ITEF	Director

UNIVERSAL CORPORATION

SUNTRUST BANK

By:	/s/ Thomas F. Parrott
Name:	Thomas F. Parrott
Title:	Vice President

UNIVERSAL CORPORATION

FARM CREDIT SERVICES OF MID-AMERICA, PCA

By:	/s/ Lewis B. Furnish
Name:	Lewis B. Furnish
Title:	Vice President - Agribusiness

UNIVERSAL CORPORATION

KEYBANK, NATIONAL ASSOCIATION

By:	/s/ Donald F. Carmichael, Jr.
Name:	Donald F. Carmichael, Jr.
Title:	Vice President

UNIVERSAL CORPORATION

FARM CREDIT BANK OF TEXAS

By:	/s/ Isaac E. Bennett
Name:	Isaac E. Bennett
Title:	Vice President

UNIVERSAL CORPORATION

CITIBANK, N.A.

By:	/s/ James M. Buchanan
Name:	James M. Buchanan
Title:	Attorney-in-Fact

UNIVERSAL CORPORATION

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH
Successor by merger to UFJ Bank Limited, New York Branch

By:	/s/ Chimie T. Pemba
Name:	Chimie T. Pemba
Title:	Authorized Signatory

UNIVERSAL CORPORATION

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By:	/s/ Alfred S. Compton, Jr.
Name:	Alfred S. Compton, Jr.
Title:	VP/Sr. Lending Officer

UNIVERSAL CORPORATION

AGSTAR FINANCIAL SERVICES, PCA

By:	/s/ Troy Mostaert
Name:	Troy Mostaert
Title:	Vice President

MALAYAN BANKING BERHAD

By:	/s/ Fauzi Zulkifi
Name:	Fauzi Zulkifi
Title:	General Manager

UNIVERSAL CORPORATION

FARM CREDIT SERVICES OF MISSOURI, PCA

By:	/s/ Lee Fuchs
Name:	Lee Fuchs
Title:	Vice President

UNIVERSAL CORPORATION

FIRST TENNESSEE BANK, NATIONAL ASSOCIATION

By:	/s/ Stewart M. Holmes
Name:	Stewart M. Holmes
Title:	SVP

UNIVERSAL CORPORATION

NORTHWEST FARM CREDIT SERVICES, PCA

By:	/s/ Casey Kinzer
Name:	Casey Kinzer
Title:	Account Manager

UNIVERSAL CORPORATION

BANCA INTESA S.P.A., NEW YORK BRANCH

By:
Name:
Title:

UNIVERSAL CORPORATION

AGCOUNTRY FARM CREDIT SERVICES, FLCA

By:	/s/ David B. Rupp
Name:	David B. Rupp
Title:	VP Agribusiness Finance

UNIVERSAL CORPORATION